Exhibit 32.1

                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      We, the undersigned officers of Whole Living, Inc. certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

..     the annual report on Form 10-KSB of the Company for the year ended
      December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   April 13, 2004
                                          /s/ Douglas J. Burdick
                                          ____________________________________
                                          Douglas J. Burdick
                                          Chief Executive Officer



Date:   April 13, 2004
                                          /s/ Sharmon L. Smith
                                          ____________________________________
                                          Sharmon L. Smith
                                          Chief Financial Officer